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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - February 22, 2005
                                                         -----------------


                         Commission File Number 0-23320
                                                -------

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                                           34-1245650
-------------------------------                       ----------------------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification Number)


5096 Richmond Road, Bedford Heights, Ohio                       44146
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 (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
                                                           --------------



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2005, Olympic Steel, Inc. reported its operating results for the fiscal quarter and year ended December 31, 2004. The Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c)      Exhibits.

         EXHIBIT NO.
         99.1              Press release of the Company dated February 22, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLYMPIC STEEL, INC.

Date: February 22, 2005                     By:  /s/  RICHARD T. MARABITO
                                                 ------------------------
                                            Richard T. Marabito
                                            Chief Financial Officer
                                            (Principal Accounting Officer)




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                                  EXHIBIT INDEX


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
99.1              Press Release dated February 22, 2005.
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